LEGG MASON FOCUS TRUST, INC.

         INSTITUTIONAL CLASS AND FINANCIAL INTERMEDIARY CLASS PROSPECTUS
                                August 29, 2003

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As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

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TABLE OF CONTENTS

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
About the fund:

                               1 Investment objective and policies

                               2 Principal risks

                               4 Performance

                               6 Fees and expenses of the fund

                               7 Management

About your investment:

                               8 How to invest

                              11 How to sell your shares

                              13 Account policies

                              14 Services for investors

                              15 Distributions and taxes

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[icon] INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE: Maximum long-term capital appreciation with minimum long-term risk to principal.

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests primarily in common stocks, preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible bonds and debentures. Any income realized will be incidental to the fund's objective.

The fund's policy is to remain substantially invested in common stocks or securities convertible into or exchangeable for common stock.

The securities in which the fund invests will generally be listed on a national stock exchange or traded on the over-the-counter market. Under normal circumstances, the adviser expects to concentrate its investments in a limited number of companies. The adviser currently anticipates that the fund will not invest more than 25% of its total assets in foreign securities.

The selection of common stocks will be made through an investment strategy referred to as "focus investing," whereby companies are identified and selected as eligible investments by examining all fundamental quantitative and qualitative aspects of the company, its management and its financial position as compared to its stock price. This is a bottom up, fundamental method of analysis as opposed to technical analysis, which is based on the study of trading volumes and prices. Focus investing is based on the principle that a shareholder's return from owning a stock is ultimately determined by the fundamental economics of the underlying business. The adviser believes that a focus investor should focus on the long-term economic progress of the investment and disregard short-term nuances. The fund will only invest in those companies that, in the adviser's opinion, are undervalued at the time of purchase.

The portfolio manager sells securities when they have realized what the manager believes is their potential value or when the manager believes that they are not likely to achieve that value in a reasonable period of time.

For temporary defensive purposes, the fund may invest up to 100% of its assets in short-term U.S. Government securities, bank certificates of deposit, prime commercial paper and other high quality short-term fixed-income securities and repurchase agreements with respect to those securities. In addition, the fund may hold cash reserves, when necessary, for anticipated securities purchases, shareholder redemptions or temporarily during periods when the adviser believes prevailing market conditions call for a defensive posture. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

                                    * * * * *

The fund's investment objective is non-fundamental and may be changed by the fund's Board of Directors without shareholder approval.

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[icon] PRINCIPAL RISKS

IN GENERAL:

There is no assurance that the fund will meet its investment objective; investors could lose money by investing in the fund. As with all mutual funds, an investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

NON-DIVERSIFICATION RISK:

The fund is non-diversified. This means that the percentage of its assets invested in any single issuer is not limited by the Investment Company Act of 1940, as amended. When the fund's assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in a few issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

MARKET RISK:

Stock prices generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. The fund may experience a substantial or complete loss on an individual stock.

STYLE RISK:

The fund invests in stocks believed by the adviser to be attractively priced relative to their potential value. Such an approach involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor for a long period of time, while the market concentrates on "growth" stocks. There is also a risk that other investors will not see the potential value of the issuer, and the security will not realize that potential.

CONVERTIBLE SECURITIES:

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion or exchange privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller-capitalized companies whose stock prices may be more volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

FOREIGN SECURITIES RISK:

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. These risks can include political and economic instability, foreign taxation, different or lower standards in accounting, auditing and financial reporting, less-developed securities regulation and trading systems, fluctuations in foreign currency exchange rates,

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and the risk that a country may impose controls on the exchange or repatriation of foreign currency. These risks are heightened in investments in securities of issuers located in emerging markets.

                                       3

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[icon] PERFORMANCE

The fund offers Primary Class, Institutional Class and Financial Intermediary Class shares. Primary Class shares are offered through a separate prospectus. Thus, the returns presented below are for Primary Class shares. All classes of shares are invested in the same portfolio of securities, and the annual returns for each class of shares would differ only to the extent that both Institutional Class and Financial Intermediary Class shares would pay lower expenses, and therefore would generally be expected to have higher returns than the Primary Class with Institutional Class having lower expenses than Financial Intermediary Class. The information below provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns for various periods compare with those of a broad measure of market performance. Annual returns assume reinvestment of dividends and other distributions, if any. Historical performance of the fund, whether before or after taxes, does not necessarily indicate what will happen in the future.

                              PRIMARY CLASS SHARES*


   YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES)%**


 1996       1997      1998       1999       2000       2001          2002
 ----       ----      ----       ----       ----       ----          ----
17.14%     29.10%    41.17%     18.59%    (22.54)%    (6.58)%       (9.06)%

* As of the date of this prospectus, Institutional Class and Financial Intermediary Class shares had not commenced operations, therefore the returns presented are for Primary Class shares.

**       The fund's year-to-date total return as of June 30, 2003 was 34.89%.

                      DURING THE PAST SEVEN CALENDAR YEARS:

                             Quarter Ended            Total Return
                             -------------            ------------
Best quarter:              December 31, 1998             36.94%
Worst quarter:             September 30, 2001           (23.51)%

                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:

FOCUS TRUST - PRIMARY CLASS                     1 YEAR     5 YEARS    LIFE OF FUND
----------------------------------------------------------------------------------
Return Before Taxes                             (9.06)%     2.00%      8.50% (a)
----------------------------------------------------------------------------------
Return After Taxes on Distributions             (9.06)%     1.80%      8.22% (a)
----------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                         (5.56)%     1.62%      7.08% (a)
----------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for
fees, expenses or taxes) (c)                   (22.10)%    (0.59)%     9.02% (b)
----------------------------------------------------------------------------------

(a) April 17, 1995 (commencement of operations) to December 31, 2002.

(b) April 30, 1995 to December 31, 2002.

(c) The Standard & Poor's 500 Index is an unmanaged index of large capitalization common stocks.

                                    * * * * *

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During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").

                                       5

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[icon] FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may incur directly or indirectly as an investor in the fund. The fund pays operating expenses directly out of its assets thereby lowering the fund's share price and dividends. Other expenses include, but are not limited to, transfer agency, custody, professional and registration fees.

                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                         FINANCIAL
                                                                        INTERMEDIARY
                                                INSTITUTIONAL CLASS         CLASS
-------------------------------------------------------------------------------------
Management Fees                                      0.70%                  0.70%
-------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees             None                   0.25% (a)
-------------------------------------------------------------------------------------
Other Expenses (b)                                   0.36%                  0.36%
-------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (c)             1.06%                  1.31%
-------------------------------------------------------------------------------------

(a) The 12b-1 fees shown in the table reflect the amount at which the Directors have currently limited payments under the fund's Financial Intermediary Class Distribution Plan. Pursuant to the Distribution Plan, the Directors may authorize payment of up to 0.40% of average net assets without shareholder approval.

(b) "Other expenses" are based on estimated expenses for the fiscal year ending December 31, 2002.

(c) The investment adviser has voluntarily agreed to waive fees or reimburse expenses so that Institutional Class and Financial Intermediary Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rates of 0.90% and 1.15% of the fund's average daily net assets attributable to Institutional Class and Financial Intermediary Class shares, respectively. This voluntary waiver may be terminated at any time, but is expected to continue until April 30, 2004.

EXAMPLE:

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

                                                   1 YEAR         3 YEARS          5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------
Focus Trust - Institutional Class                   $108            $337             $585            $1,294
------------------------------------------------------------------------------------------------------------
Focus Trust - Financial Intermediary Class          $133            $415             $718            $1,579
------------------------------------------------------------------------------------------------------------

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[icon] MANAGEMENT


MANAGEMENT AND ADVISER:


Legg Mason Funds Management, Inc. ("LMFM" or "adviser") is the fund's investment adviser and manager. LMFM is responsible for making investment decisions for the fund, including placing orders to buy, sell or hold a particular security. For its services during the fiscal year ended December 31, 2002, the fund paid LMFM a fee equal to 0.54% of its average daily net assets. LMFM had aggregate assets under management of approximately $14.8 billion as of December 31, 2002.

LMFM has delegated certain administrative responsibilities for the fund to Legg Mason Fund Adviser, Inc. ("LMFA" or "adviser"). LMFM pays LMFA a fee calculated daily and paid monthly of 0.05% of the average daily net assets of the fund.

LMFM and LMFA are each located at 100 Light Street, Baltimore, Maryland 21202.

PORTFOLIO MANAGEMENT:

Robert G. Hagstrom, Jr., Senior Vice President of LMFM, serves as portfolio manager of the fund. He has been primarily responsible for overseeing all investments made by the fund since its inception on April 17, 1995. Mr. Hagstrom also serves as President and Chief Investment Officer of Legg Mason Focus Capital, Inc., a Legg Mason subsidiary that manages high net worth accounts. Prior to joining Legg Mason in 1998, he was General Partner of Focus Capital Advisory, L.P., the assets of which were purchased by LMFA. Mr. Hagstrom holds the Chartered Financial Analyst designation and is a member of the Association of Investment Management & Research and the Financial Analysts of Philadelphia. He is well known for his best-selling book, THE WARREN BUFFET WAY: INVESTMENT STRATEGIES OF THE WORLD'S GREATEST INVESTOR. Mr. Hagstrom has written other popular books including: THE NASCAR WAY: THE BUSINESS THAT DRIVES THE SPORT; THE WARREN BUFFET PORTFOLIO: MASTERING THE POWER OF THE FOCUS INVESTMENT STRATEGY; THE ESSENTIAL BUFFETT: TIMELESS PRINCIPLES FOR A NEW ECONOMY; LATTICEWORK: THE NEW INVESTING; and THE DETECTIVE AND THE INVESTOR.

DISTRIBUTOR OF THE FUND'S SHARES:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes the fund's shares. The fund has adopted a plan under Rule 12b-1 with respect to the Financial Intermediary Class that allows it to pay fees for the sale of its shares and for services provided to shareholders. The fees are calculated daily and paid monthly. Under the Financial Intermediary Class plan, the fund may pay Legg Mason an annual 12b-1 fee in an amount up to 0.40% of the fund's average daily net assets attributable to Financial Intermediary Class shares. The Board of Directors has currently approved payment of only 0.25% of the fund's average daily net assets attributable to Financial Intermediary Class under the plan. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Legg Mason, LMFM and LMFA may pay non-affiliated entities out of their own assets to support the distribution of Institutional Class and Financial Intermediary Class shares and shareholder servicing.

Legg Mason, LMFM and LMFA are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

                                       7

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[icon] HOW TO INVEST

Institutional Class shares are currently offered for sale only to institutional investors who have at least $100 million in investable assets and who invest at least $1 million in the fund. Institutional Class shares are also offered to Legg Mason Core4College 529 Plan, a college savings vehicle. In addition, Institutional Class shares are offered to institutional clients of Legg Mason Trust, fsb for which the trust company exercises discretionary investment management responsibility and accounts of the customers with such institutional clients ("Customers"). Financial Intermediary Class shares are currently offered for sale only to institutional investors who have at least $50 million in investable assets and who invest at least $1 million in the fund.

Customers may purchase shares only in accordance with instructions and limitations pertaining to their account at the institution.

Prior to or concurrent with the initial purchase of Institutional Class or Financial Intermediary Class shares, each investor must open an account for the fund by completing and signing an application and mailing it to Legg Mason Institutional Funds at the following address: P.O. Box 17635, Baltimore, Maryland 21297-1635.

Eligible investors may purchase Institutional Class or Financial Intermediary Class shares by contacting Legg Mason Institutional Funds directly at 1-888-425-6432. Institutions may set different minimums for their Customers' investments in accounts invested in Institutional Class shares.

Purchase orders, together with payment in one of the forms described in the following paragraphs, received by Legg Mason Institutional Funds or Boston Financial Data Services ("BFDS" or the "Transfer Agent") before the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m. Eastern time, will be processed at the fund's net asset value as of the close of the Exchange on that day. The fund is open for business every day the Exchange is open. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open.

Certain institutions that have agreements with Legg Mason or the fund may be authorized to accept purchase and redemption orders on their behalf. Once the authorized institution accepts the order, you will receive the next determined net asset value. Orders received by certain retirement plans and other financial intermediaries before the close of regular trading on the Exchange and communicated to Legg Mason Institutional Funds by 9:00 a.m., Eastern time, on the following business day will be processed at the net asset value determined on the prior business day they were received by the financial intermediary. It is the institution's responsibility to transmit your order to the fund in a timely fashion.

Purchases of Institutional Class and Financial Intermediary Class shares can be made by wiring federal funds to State Street Bank and Trust Company, the fund's custodian. Before wiring federal funds, the investor must first telephone Legg Mason Institutional Funds at 1-888-425-6432 to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the fund and class of shares to be purchased; amount being wired; and name of the wiring bank.

Funds should be wired through the Federal Reserve System to:

State Street Bank and Trust Company
[ABA #011-000-028]
[DDA #99046096]
Legg Mason [Insert name of fund]
[Insert account name and number]

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The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.

Shares may also be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the fund's adviser. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the fund. Securities offered in payment for shares will be valued in the same way and at the same time the fund values its portfolio securities for the purpose of determining net asset value. (See "Calculation of Net Asset Value" below.) Investors who wish to purchase fund shares through the contribution of securities should contact Legg Mason Institutional Funds at 1-888-425-6432 for instructions. Investors should also realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. The adviser, on behalf of the fund, has full discretion to accept or reject any appropriate securities offered as payment for shares.

As described above, the fund may offer Financial Intermediary Class shares that are offered primarily through financial intermediaries. The fund may pay financial intermediaries for their services out of that class's assets pursuant to the class's distribution plan or otherwise. Legg Mason and its affiliates (including the investment advisers) may also from time to time, at their own expense, make payments to financial intermediaries that make shares of the fund available to their clients or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.

Any shares purchased or received as a distribution will be credited directly to the investor's account.

Additional investments may be made at any time at the relevant net asset value by following the procedures outlined above. Investors should always furnish a shareholder account number when making additional purchases. Purchases will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The fund and Legg Mason reserve the right, in their sole discretion: to suspend the offering of shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the fund; and to redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of the fund). In addition, the fund or Legg Mason, in its sole discretion, reserves the right to waive the minimum investable assets requirement or the minimum initial investment for certain investors. The fund may suspend the offering of shares at any time and resume it any time thereafter.

Shares of the fund may not be available for sale in certain states. Prospective investors should inquire as to whether shares of the fund are available for sale in their state of residence.

Purchases of fund shares should be made for long-term investment purposes. The fund reserves the right to restrict purchases of shares (including exchanges) when it determines that a pattern of frequent purchases and sales is being made.

Shares of the fund may be available for purchase by retirement plans, including 401(k) plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.

For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

ACCOUNT REGISTRATION CHANGES:

Changes in registration or account privileges must be made in writing to Legg Mason Institutional Funds. Signature guarantees are required. (See "Signature Guarantee" below.) All correspondence must include the account number and must be sent to:

Legg Mason Institutional Funds
P.O. Box 17635
Baltimore, Maryland 21297-1635

[icon] HOW TO SELL YOUR SHARES

Shares may be redeemed through three methods: (1) by sending a written request for redemption to Legg Mason Institutional Funds, P.O. Box 17635, Baltimore, Maryland 21297-1635, (2) by calling 1-888-425-6432, or (3) by wire communication with the Transfer Agent. In each case, the investor should first notify Legg Mason Institutional Funds at 1-888-425-6432 of the intention to redeem. No charge is made for redemptions. Legg Mason Institutional Funds will follow reasonable procedures to ensure the validity of any telephone or wire redemption requests, such as requesting identifying information from users or employing identification numbers. You may be held liable for any fraudulent telephone or wire order. Redemptions over $10,000,000 may be initiated by telephone, but must be confirmed in writing prior to processing. Customers may redeem only in accordance with instructions and limitations pertaining to their account at the institution.

Upon receipt of a request for redemption as described below (a request "in good order") before the close of regular trading on the Exchange on any day the Exchange is open, the Transfer Agent will redeem fund shares at that day's net asset value per share. Requests for redemption received by the Transfer Agent after the close of regular trading on the Exchange will be executed at the net asset value next determined. However, orders received by certain retirement plans and other financial intermediaries by the close of regular trading on the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day.

REQUESTS FOR REDEMPTION SHOULD INDICATE:

1) the number of shares or dollar amount to be redeemed and the investor's shareholder account number;

2) the investor's name and the names of any co-owners of the account, using exactly the same name or names used in establishing the account;

3) proof of authorization to request redemption on behalf of any co-owner of the account (please contact Legg Mason Institutional Funds for further details); and

4) the name, address, and account number to which the redemption payment should be sent.

Other supporting legal documents, such as copies of any trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. If you have a question concerning the sale or redemption of shares, please contact Legg Mason Institutional Funds by calling 1-888-425-6432.

Payment of redemption proceeds normally will be made by wire one business day after receipt of a redemption request in good order. However, the fund reserves the right to postpone the payment date when the Exchange is closed, when trading is restricted, or during periods as permitted by federal securities laws, or to take up to seven days to make payment upon redemption if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days or suspend redemptions only as permitted by the Securities and Exchange Commission ("SEC"). Payment of redemption proceeds of shares that were recently purchased by check or acquired through reinvestment of distributions paid on such shares may be delayed for up to ten days from the purchase date in order to allow the check to clear.

The fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive.

SIGNATURE GUARANTEE:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations, and clearing agencies (each an "Eligible Guarantor Institution"). The fund and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

A signature guarantee will be required for the following situations:

- Remitting redemption proceeds to any person, address or bank account not on record.

- Making changes to the account registration after the account has been opened.

- Transferring shares to an account in another Legg Mason Institutional fund with a different account registration.

[icon] ACCOUNT POLICIES

CALCULATION OF NET ASSET VALUE:

Net asset value per share of each class of shares is determined daily as of the close of regular trading on the Exchange on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate the fund's Institutional Class and Financial Intermediary Class share price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class. The fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Directors. The fund may use fair value pricing instead of market quotations to value one or more securities if the fund believes that, because of special circumstances, doing so would more accurately reflect the prices the fund expects to realize on the current sale of those securities.

Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the adviser to be the primary market. The fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates. Fixed- income securities generally are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values.

To the extent that the fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

OTHER:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or one of its affiliates.

[icon] SERVICES FOR INVESTORS

CONFIRMATIONS AND ACCOUNT STATEMENTS:

The Transfer Agent will send confirmations of each purchase and redemption transaction. Confirmations sent to institutional clients will include the total number of shares being held in safekeeping by the Transfer Agent. Beneficial ownership of shares held by Customer accounts will be recorded by the institutional client and reflected in its regular account statements.

EXCHANGE PRIVILEGE:

Institutional Class and Financial Intermediary Class shares of the fund may be exchanged for shares of Legg Mason Cash Reserve Trust or for shares of the same class of any of the other Legg Mason funds, (except that Institutional Class shares of Legg Mason Opportunity Trust are not available for exchange), provided these funds are eligible for sale in your state of residence and provided the investor meets the eligibility criteria of that class and the value of exchanged shares is at least $1,000,000. You can request an exchange in writing or by telephone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges. However, an exchange of the fund's shares will be treated as a sale of the shares, and any gain on the transaction will be subject to tax.

The fund reserves the right to:

- terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in a 12-month period; and

- terminate or modify the exchange privilege after 60 days' written notice to shareholders.

Some institutional clients and retirement plan administrators may not offer all of the Institutional Class or Financial Intermediary Class shares for exchange.

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[icon] DISTRIBUTIONS AND TAXES

The fund declares and pays any dividends from its net investment income, if any, annually.

The fund distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), net short-term capital gain and net realized gains from foreign currency transactions, if any, after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

Your dividends and other distributions will be automatically reinvested in the distributing class of shares of the fund unless you elect to receive dividends and/or distributions in cash. To change your election, you must notify the fund at least ten days before the next distribution is to be paid.

If the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the fund. Dividends from investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains from certain foreign currency transactions, determined without regard to any deduction for dividends paid) are taxable as ordinary income. Distributions of the fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares. A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

As required by law, the fund will withhold a certain percentage of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund also is required to withhold the same percentage of all dividends and capital gain distributions payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

LEGG MASON FOCUS TRUST, INC.

The following additional information about the fund is available upon request and without charge:

STATEMENT OF ADDITIONAL INFORMATION (SAI) - The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about the fund and its policies.

ANNUAL AND SEMI-ANNUAL REPORTS - Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

TO REQUEST THE SAI OR ANY REPORTS TO SHAREHOLDERS, OR TO OBTAIN MORE
INFORMATION:


-        call toll-free 1-888-425-6432

-        write to us at: Legg Mason Institutional Funds
                         P.O. Box 17635
                         Baltimore, Maryland 21297-1635


Information about the fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                                       SEC File Number: 811-8966